Exhibit 21.1

SEASPAN CORPORATION

SUBSIDIARIES

COMPANY NAME	INCORPORATION JURISDICTION

Seaspan Holdco I Ltd.	Republic of the Marshall Islands

Seaspan Holdco II Ltd.	Republic of the Marshall Islands

Seaspan Holdco III Ltd.	Republic of the Marshall Islands

Seaspan Holdco IV Ltd.	Republic of the Marshall Islands

Seaspan Investment I Ltd.	Republic of the Marshall Islands

Seaspan YZJ 983 Ltd.	Republic of the Marshall Islands

Seaspan YZJ 985 Ltd.	Republic of the Marshall Islands

Seaspan 1037 Ltd. (formerly Seaspan YZJ 993 Ltd.)	Republic of the Marshall Islands

Seaspan Holding 140 Ltd.	Republic of the Marshall Islands

Seaspan 140 Ltd.	Republic of the Marshall Islands

Seaspan (Asia) Corporation	Republic of the Marshall Islands

Seaspan Containership 2180 Ltd.	Republic of the Marshall Islands

Seaspan Containership 2181 Ltd.	Republic of the Marshall Islands

Seaspan Containership S452 Ltd.	Republic of the Marshall Islands

Seaspan Management Services Limited	Bermuda

Seaspan Advisory Services Limited	Bermuda

Seaspan Ship Management Ltd.	British Columbia

Seaspan Crew Management Ltd.	Bahamas

Seaspan Crew Management India Private Limited	India

Greater China Intermodal Investments LLC	Republic of the Marshall Islands

GC Intermodal Holding Company I, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company I, Ltd.	Republic of the Marshall Islands

GC Intermodal I, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company II, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company II, Ltd.	Republic of the Marshall Islands

GC Intermodal II, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company III, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company III, Ltd.	Republic of the Marshall Islands

GC Intermodal III, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company IV, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company IV, Ltd.	Republic of the Marshall Islands

GC Intermodal IV, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company V, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company V, Ltd.	Republic of the Marshall Islands

GC Intermodal V, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company VI, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company VI, Ltd.	Republic of the Marshall Islands

GC Intermodal VI, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company IX, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company IX, Ltd.	Republic of the Marshall Islands

GC Intermodal IX, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company X, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company X, Ltd.	Republic of the Marshall Islands

GC Intermodal X, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XI, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XI, Ltd.	Republic of the Marshall Islands

GC Intermodal XI, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XII, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XII, Ltd.	Republic of the Marshall Islands

GC Intermodal XII, Ltd.	Republic of the Marshall Islands

GC Intermodal XII, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XIV, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XIV, Ltd.	Republic of the Marshall Islands

GC Intermodal XIV, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XV, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XV, Ltd.	Republic of the Marshall Islands

GC Intermodal XV, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XVI, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XVI, Ltd.	Republic of the Marshall Islands

GC Intermodal XVI, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XVII, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XVII, Ltd.	Republic of the Marshall Islands

GC Intermodal XVII, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XIX, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XIX, Ltd.	Republic of the Marshall Islands

GC Intermodal XIX, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XX, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XX, Ltd.	Republic of the Marshall Islands

GC Intermodal XX, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XXI, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XXI, Ltd.	Republic of the Marshall Islands

GC Intermodal XXI, Ltd.	Republic of the Marshall Islands

GC Intermodal Holding Company XXII, Ltd.	Republic of the Marshall Islands

GC Intermodal Intermediate Holding Company XXII, Ltd.	Republic of the Marshall Islands

GC Intermodal XXII, Ltd.	Republic of the Marshall Islands

GC Intermodal Operating Company	Republic of the Marshall Islands

GC Intermodal (HK) Limited	Hong Kong